UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
October 22, 2015

Cabot Microelectronics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30205	36-4324765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

870 Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

(630) 375-6631
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                          Completion of Acquisition or Disposition of Assets
On October 22, 2015 (the "Closing Date"), Cabot Microelectronics Corporation (the "Company") issued a press release entitled "Cabot Microelectronics Corporation Completes Acquisition of NexPlanar Corporation", a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the completion of its acquisition of NexPlanar Corporation ("NexPlanar"), pursuant to the terms of the Agreement and Plan of Merger, dated as of September 27, 2015 (the "Merger Agreement"), among the Company, Matrix Merger Co., a wholly-owned subsidiary of the Company ("Merger Sub"), NexPlanar, and Shareholder Representative Services LLC, solely in its capacity as the representative for NexPlanar's stockholders.  Under the terms of the Merger Agreement, Merger Sub merged with and into Nexplanar (the "Merger"), with Nexplanar surviving the Merger as a wholly owned subsidiary of the Company.  The Merger was effective upon filing of a certificate of merger with the Secretary of State of the State of Delaware on October 22, 2015 (the "Effective Time").
At the Effective Time, pursuant to the terms of the Merger Agreement, the Company paid an aggregate consideration of approximately $142.3 million in cash to acquire NexPlanar on a debt-free basis, assuming an agreed-upon working capital balance as of the Closing Date.  A portion of the purchase price was deposited with an escrow agent to fund payment obligations with respect to post-closing purchase price adjustments and indemnification obligations.
The acquisition was funded from the Company's available cash balance.
This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference to Exhibit 2.1.
Item 9.01.                          Financial Statements and Exhibits.
(a)            Financial Statements of Businesses Acquired.

(b)            Pro forma financial information

The financial statements and pro forma financial information required to be filed under Item 9.01 of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Form 8-K was required to be filed.

(d) Exhibits

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of September 27, 2015, by and among NexPlanar Corporation, Cabot Microelectronics Corporation, Matrix Merger Co., and Shareholder Representative Services LLC solely in its capacity as representative.  (Incorporated by reference to Exhibit 2.1 to the Company's current report on Form 8-K filed with the SEC on September 28, 2015.)

99.1	Press release, dated October 22, 2015, entitled "Cabot Microelectronics Corporation Completes Acquisition of NexPlanar Corporation."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT MICROELECTRONICS CORPORATION
[Registrant]

Date: October 22, 2015	By:	/s/ WILLIAM S. JOHNSON
William S. Johnson
Executive Vice President and Chief Financial Officer
[Principal Financial Officer]

EXHIBIT INDEX
Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of September 27, 2015, by and among NexPlanar Corporation, Cabot Microelectronics Corporation, Matrix Merger Co., and Shareholder Representative Services LLC solely in its capacity as representative.  (Incorporated by reference to Exhibit 2.1 to the Company's current report on Form 8-K filed with the SEC on September 28, 2015.)

99.1	Press release, dated October 22, 2015, entitled "Cabot Microelectronics Corporation Completes Acquisition of NexPlanar Corporation."